ValueVision Media Will Lansing CEO Brenda Boehler EVP - TV & Internet Sales Frank Elsenbast CFO NASDAQ: VVTV May 8, 2006

Forward-Looking Information This presentation contains certain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations and are accordingly subject to uncertainty and changes in circumstances. Actual results may vary materially from the expectations contained herein due to various important factors, including (but not limited to): consumer spending and debt levels; interest rates; competitive pressures on sales, pricing and gross profit margins; the level of cable distribution for the Company's programming and the fees associated therewith; the success of the Company's e-commerce and rebranding initiatives; the performance of its equity investments; the success of its strategic alliances and relationships; the ability of the Company to manage its operating expenses successfully; risks associated with acquisitions; changes in governmental or regulatory requirements; litigation or governmental proceedings affecting the Company's operations; and the ability of the Company to obtain and retain key executives and employees. More detailed information about those factors is set forth in the Company's filings with the Securities and Exchange Commission, including the Company's annual report on Form 10-K, quarterly reports on Form 10- Q, and current reports on Form 8-K. The Company is under no obligation (and expressly disclaims any such obligation to) update or alter its forward-looking statements whether as a result of new information, future events or otherwise.

VALUEVISION - OPPORTUNITY TODAY Best positioned television home shopping business in the industry Differentiated position appealing to upscale customer base Best multi-channel retailing capability in the industry Great talent and team with superior execution skills Strong and getting stronger vendor base Have just achieved minimum sufficient scale for EBITDA profitability; high contribution margin going forward

ValueVision Cable & Satellite Distribution ValueVision has grown the number of homes passed steadily and today has a national footprint. 00 04 02 03 01 05 34 44 51 56 60 63 CABLE & SATELLITE DISTRIBUTION Year end FTEs in Millions

ValueVision Net Sales ValueVision Sales have grown at a compound annual rate of over 12 percent for the last five years. 00 04 02 03 01 05 386 462 540 591 624 692 NET SALES $ Millions CAGR = 12.4%

ValueVision Internet Sales ValueVision's Internet business has grown to 21 percent of overall sales. 00 04 02 03 01 05 INTERNET SALES AS PERCENT OF TOTAL VALUEVISION SALES Percent 21.1 7.1 19.8 18.8 16.6 14.3 TV INTERNET

ValueVision Media - A Great Direct-to-Consumer Business The Television Home Shopping industry is attractive - growing fast and highly profitable when players reach minimum sufficient scale ShopNBC - ValueVision's television home shopping network - is the industry's third largest player and is growing faster than the rest of the industry ShopNBC has a dominant franchise as the upscale player in the industry, with a strong and growing loyal customer base ValueVision's core strength in video presentation of products places the Company at the forefront of the next surge in Internet retailing - online video ValueVision's integrated television, Internet and direct mail businesses place the Company at the forefront of the retail business model of the future - multi- channel direct-to-consumer retail ValueVision Media is a great business in a fast growing and highly profitable industry.

Home Shopping Industry 2001 2002 2003 2004 2005 TOTAL RETAIL 100 105 109 112 117 HOME SHOPPING 100 108 115 125 136 SHOPNBC 100 117 128 135 150 The television home shopping industry is growing nearly twice as fast as traditional retail, and ValueVision is growing faster than the rest of the home shopping industry. VALUEVISION HOME SHOPPING INDUSTRY RETAIL INDUSTRY GROWTH RATE OF VALUEVISION V. HOME SHOPPING AND RETAIL INDUSTRY

Home Shopping Industry Operating margins in the home shopping industry are extremely attractive and lead the retail industry. SNBC QVC, HSN SatH Dell Amazon Blue Nile Tiffany, Federated Saks Best Buy Circuit City Home Depot Wal-Mart Target CostCo $4.5B $7.6B $2B $0.69B $0.36B

ValueVision Media History

ValueVision is now firmly established as a multi-channel, direct-to-consumer retailer of upscale general merchandise. Going forward, ValueVision will leverage its distinctive video sales skills in the internet arm of the business.

1990-1998	1999-2003	2003-2005	2006 -
- VVTV established 1990; struggles to build distribution - VVTV buys and sells television stations, catalogs	- GE/NBC acquires equity stake and helps VVTV build distribution - VVTV takes on ShopNBC brand and becomes #3 TV home shopping business with focus on high end jewelry	- VVTV diversifies product mix and becomes general merchandise retailer - Company successfully transforms itself into multi-channel retailer with strong TV, Internet, and direct mail channels	- VVTV strategy is to become a leading Internet video retailer - VVTV leverages video sales presentation capabilities and item merchandising prowess to build powerful franchise in multi-channel, direct-to-consumer retail

ShopNBC

10

ValueVision High Operating Leverage Business Model ValueVision has reached minimum sufficient scale and is starting to reap the rewards of its high operating leverage model. (3%) 0.5% 10% $1.2 Billion $692MM $649MM NET SALES PRODUCT COST VARIABLE COST SEMI-FIXED COST CABLE DISTRIBUTION VALUEVISION OPERATING MODEL Cost & EBITDA as percent of revenue 67% 7% 11% 18% 63% 7% 8% 12% 65% 7% 10% 18% EBITDA 2004 2005 Long-Term Objectives* * This column represents management's objectives only and does not constitute a financial forecast or projection of future company performance. These management objectives are for the company's annual operating model after a period of approximately five to seven years from the first half of fiscal 2006.

ValueVision Elements of Growth

ValueVision has a number of growth levers – superior execution in the core television business and expansion of the internet business.

2005	ELEMENTS OF GROWTH	LONG-TERM OBJECTIVES*
$692MM	- Superior execution in core television business (Add on Sales, Continuity, Our Top Value) - Direct marketing - Internet - Distribution growth	$1.2 Billion
65%		63%
7%		7%
10%		8%
18%		12%
0.5%		10%

* This column represents management's objectives only and does not constitute a financial forecast or projection of future company performance. These management objectives are for the company's annual operating model after a period of approximately five to seven years from the first half of fiscal 2006.

ShopNBC

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Marketing to Active Customer Base Marketing efforts are focused predominantly on the active customer base, with programs aimed at generating incremental sales from repeat customers and would-be one-time-only customers. MARKETING FOCUS ON ACTIVE CUSTOMERS 62 MM SHOPNBC TV HOMES 6 MM TV HOME SHOPPERS IN SHOPNBC HOMES 800K ACTIVE SHOPNBC CUSTOMERS 450K ONE TIME ONLY SHOPNBC CUSTOMERS

Home shopping industry - brand position ShopNBC has an upscale brand position v. its major competitors. UPSCALE DOWNMARKET HSN QVC SHOPNBC BRAND POSITION AVERAGE SELLING PRICE LOW HIGH

Home Shopping Industry SNBC Home Shoppers Online Shoppers Mass Retailers Untapped online shoppers Untapped TV Home shoppers ValueVision's addressable market has a lot of untapped potential in both the home shopping space as well as the online space. VALUEVISION POTENTIAL MARKET Percent of US consumer homes

ValueVision Has Two Core Competencies ValueVision has two key competencies - merchandising, and sales presentation. 1 2 SOURCE AND OFFER GREAT PRODUCTS PROVIDE COMPELLING VIDEO SALES PRESENTATION Great hosts with great presentation skills (features, benefits, close) Top quality video sales infrastructure (graphics, sets, and B-roll) Outstanding end-to-end video sales production skills - Item focus - Unique - Great value - Solution

Internet Strategy 1 1 SELL MORE TO SHOPNBC TELEVISION CUSTOMERS WHEN THEY COME TO SHOPNBC.COM SELL PRODUCTS TO INTERNET CONSUMERS WHO DO NOT SHOP ON TELEVISION BECOME LEADING INTERNET VIDEO RETAILER 2 3

SHOPNBC.COM

ValueVision - Google Video Search ValueVision - Google Video Search

VALUEVISION - OPPORTUNITY GOING FORWARD Favorable home shopping economics should continue high single digit to low double digit revenue growth expanding margins Multi-channel retailing increasingly the future of retailing and VVTV has invested heavily in this capability Internet retailing moving to video retail, a scarce capability unique to VVTV and a few other players Technology and distribution changes are increasing the addressable market for home shopping

Appendix

EBITDA Reconciliation